UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 16, 2005

Encore Medical Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26538	65-0572565
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9800 Metric Blvd., Austin, Texas		78758
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(512) 832-9500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On August 8, 2005, Encore Medical Corporation ("Encore" or the "Company") completed the sale of its soft goods product line to dj Orthopedics, LLC ("dj") and is filing this current report on Form 8-K to reflect the reclassification of the assets and liabilities of the Orthopedic Soft Goods ("OSG") product line and the operating results for all periods presented as discontinued operations in accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets."

SFAS No. 144 requires Encore's previously issued financial statements to reflect the subsequent reclassification of certain operations to discontinued operations. Accordingly, Encore is filing this Form 8-K to present the consolidated financial statements of Encore for each of the three years in the period ended December 31, 2004, and consolidated condensed financial statements of Encore for the three months ended April 2, 2005 and 2004, as well as the three and six months ended July 2, 2005 and 2004, to reflect the reclassification of OSG from continuing operations to discontinued operations. For the three and nine months ended October 1, 2005, OSG was reclassified as discontinued operations and is not included in this report. The following information is presented in this current report on Form 8-K (the "Form 8-K)":

• Selected Financial Data for the five years ended December 31, 2004, that were originally filed as Part II, Item 6 of Encore's Annual Report on Form 10-K for the year ended December 31, 2004 (the "Form 10-K");

• Financial Statements and Supplementary Data for the years ended December 31, 2002, through December 31, 2004, that were originally filed in Part II, Item 8 of the Form 10-K;

• Schedule II – Consolidated Valuation and Qualifying Accounts for the years ended December 31, 2002, through December 31, 2004;

• Financial Statements and Supplementary Data for the three months ended April 2, 2005 and April 3, 2004 that were originally filed as Part I, Item 1 of Encore’s quarterly report on Form 10-Q for the three-month period ended April 2, 2005 (the "first quarter Form 10-Q").

• Financial Statements and Supplementary Data for the three and six months ended July 2, 2005 and July 3, 2004, that were originally filed as Part I, Item 1 of Encore's quarterly report on Form 10-Q for the three and six month period ended July 2, 2005 (the "second quarter Form 10-Q").

Other than the changes reflected in these items, this Form 8-K does not modify or update the disclosures in the Form 10-K or in the Form 10-Q in any way.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

23.1 Consent of Independent Registered Public Accounting Firm

99.1 Restatements of the following sections of Encore's 2004 Form 10-K

Selected Financial Data

Financial Statements and Supplementary Data

Financial Statement Schedule

99.2 Restatement of the Financial Statements and Supplementary Data for Encore's April 2, 2005 Form 10-Q

99.3 Restatement of the Financial Statements and Supplementary Data for Encore's July 2, 2005 Form 10-Q

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Encore Medical Corporation

December 16, 2005	By:	/s/ William W. Burke

Name: William W. Burke
Title: EVP and CFO

Top of the Form

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Restatements of the following sections of Encore's 2004 Form 10-K:
99.2	Restatement of the Financial Statements and Supplementary Data for Encore's April 2, 2005 Form 10-Q
99.3	Restatement of the Financial Statements and Supplementary Data for Encore's July 2, 2005 Form 10-Q